Leuthold
                             Asset Allocation Fund

                                 Annual Report
                               September 30, 1997


DEAR FELLOW SHAREHOLDERS:

   First, thank you for your business and your continued support of our philosophy. We appreciate having you with us as investors in the Leuthold Asset Allocation Fund. As always, please feel free to call us at 612-332-9141 if you have questions about the Fund, our strategy, or our current outlook.
   Over the last fiscal year (9/30/96 through 9/30/97), overall Fund performance was probably disappointing to at least some of our shareholders. Our Real Estate Investment Trust holdings provided a 41.9% total return over this 12 months and our sector driven common stock portfolio gained 45.6%. Compared to the S&P 500 (+40.5%), these were quite respectable returns. But the disappointment was that we did not have enough of our assets invested in stocks. The overall stock market was much stronger than we anticipated, moving considerably above past valuation extremes. Nevertheless, since June 30, 1997, overall Fund performance has exceeded that of all widely followed stock market measures.
   Over the 12 month period, about half the portfolio was invested in bonds with about 20% in short term fixed income investments. Bond holdings provided a respectable 16.1% total return, but this paled when compared to the stock market's 12-month gain.

HOW ARE WE DOING LATELY?
------------------------

   Some investors began to ask about portfolio risk as the U.S. market experienced significant volatility in the third quarter of 1997. Then, over one million investors watched CNBC on October 27 as the stock market fell 7%. (In percentage terms this was the third deepest one-day decline since World War II.)
   A snap back rally in October's final days reduced the damage somewhat. Nevertheless, the Dow Jones Industrial Average ended October with a 500 point decline for the month, down about 6%. The S&P 500 decline of 3.5% was more modest, but almost all technology stocks sustained heavy damage. The Semiconductor Index fell 20% and Technology-Production Equipment stocks plummeted 33% on average.
   Fortunately, our Fund held no tech stocks. In fact, the equity portion of our portfolio moved up slightly or held even in October, with gains in Airlines, Cable, Major Drugs and Oil Equipment & Services more than making up for declines in our other sectors. Some luck involved here? Probably. However, our equity strategy work has produced excellent results this year.
   Bonds moved up in October as stocks declined. Thus, the 51% allocation of Fund assets in bonds was a positive for the portfolio. In a month of market turmoil your Fund turned in a positive performance of +1.4%.

   - Overall, the Fund performance has been excellent since our June 30 quarterly report. From the end of June through October the total return has been 10.4%. This compares with a 4% gain in the S&P 500 and a 3% loss for the Dow Jones Industrials.

   It is true that our performance in the first half of 1997, relative to an all-stock benchmark, was nothing to brag about. But it is also true that historically we usually do best in tough market periods.

   - FOR THE MONTH OF OCTOBER, THE LEUTHOLD ASSET ALLOCATION FUND WAS THE #5 PERFORMER OF THE 234 FUNDS IN THE MORNINGSTAR `ASSET ALLOCATION'' CATEGORY. IT WAS THE #12 FUND FOR THE THREE MONTH PERIOD ENDING 10/31/97. HOW QUICKLY THINGS CHANGE.

OVERVIEW OF CURRENT CONDITIONS
------------------------------

   The two years that this Fund has been open have been both rewarding and frustrating, often at the same time. That is typical for markets which are grossly over or under-valued.
   I am convinced that this is an unusually precarious situation for many investors with substantial U.S. equity exposure, one in which the risks far outweigh the prospective rewards. Now this is not a prediction of fire and brimstone to come. Rather, it is a recognition of some basic truths about value and about human behavior. It is also a comment about the risk side of the risk/reward equation, something which seems to have been temporarily misplaced in most investment disciplines today.

   FACT: By virtually any valuation measure you choose, this is either the most expensive market in history or very close to it. Yes, this is a new valuation era, but these "new eras" have always been temporary.

   FACT: Even at such elevated levels, an average household has a greater percentage of their liquid financial assets in U.S. stocks than ever before. The proportion is 70% greater than in 1975. Many are first-time equity investors with little or no experience with significant stock market declines.

   FACT: Most of these investors all but ignored even the Chairman of the Federal Reserve when he warned about unsupportable U.S. market valuations in his now famous "irrational exuberance" speech on December 5, 1996. The Dow Jones Industrial Average is up 21% since Alan Greenspan's comment.

   FACT: Overvalued markets with large-scale participation by smaller investors have been characteristic of market tops preceding almost every significant decline of this century.

   FACT: When things change, well, it's a long way down from here.

   As per usual, the question is, "When?" And that question leads you down precisely the wrong path, because while the debate can be interesting, the fact is no one truly knows. Overvalued markets can become more expensive. Inexpensive markets can stay that way for significant periods of time.
   The more important question is "When am I more likely to get the best return (compensation) for risking my money in stocks, with the least exposure to a significant loss?" That answer is relatively simple - When stocks are somewhat under-valued. (Again, please feel free to call us if you would like to see all of the supporting statistics.)

   - With 51% of the portfolio in U.S. Government bonds, we have profited as long-term interest rates have declined over the past 12 months. We believe that the risk/reward dynamics of this position will remain relatively attractive until long-term rates decline below 6%, or until the stock market corrects more than 15%.

   - Our exposure to stocks includes a 10% allocation to real estate in the form of Real Estate Investment Trusts. These instruments have appreciated at the rate of the high-flying S&P in the last twelve months. Yet, we believe they are much less likely than traditional stocks to suffer a dramatic decline.

   - The S&P 500 call options (3% of total assets, providing 22% of effective equity exposure) create additional capacity to participate if the market rallies from current levels. However, should the market drop, our loss is limited to the 3% employed here. In addition, if our models turn negative we could sell these options, purchase the same amount of put options, and reduce our effective equity exposure to less than 5%.

   - Including the call options and the Real Estate Investment Trusts, your Fund currently has the equivalent of about 48% stock market exposure. But as noted, this could be changed significantly if conditions warranted.

LOOKING AHEAD?

   In recent years, conditions in the U.S. have been ideal for the stock market...low inflation, good corporate profits, and relatively stable interest rates. However, as we have continued to emphasize, valuations are sky high. There is enormous risk in the U.S. stock market. We calculate a downward adjustment to median valuation levels currently implies a 35%-40% decline from current levels. If the next bear market is a secular bear market, the potential decline is significantly greater.
   Did October's volatile stock market mark the beginning of a major market decline? At this point our key indicators aren't giving strong signals. The Leuthold Group's Major Trend Index now reads "Neutral." But October was a vivid demonstration that almost anything, even in far away Hong Kong, can touch off a major sell off in the U.S. stock market.
   In terms of the U.S. economy, some of the ideal conditions of recent years may be fading. Wage increases (even in government data) are picking up. Corporate earnings estimates for 1998 are coming down. Global financial strains are intensifying as evidenced by problems in some emerging markets during the latter part of 1997.
   As of November 20, 1997, the Fund's overall asset allocation is standing pat, with 51% bond exposure and 48% equity exposure (22% via limited risk index calls). Subject to market conditions, we are considering taking profits in part of the zero T-bond holdings and perhaps committing 5% of assets to panic depressed emerging country stock markets in Asia and South America (using closed end country funds).

   IN ADDITION, A MAJOR REDUCTION IN U.S. EQUITY EXPOSURE WILL TAKE PLACE IMMEDIATELY IF THE NOW DETERIORATING MAJOR TREND INDEX SHIFTS TO NEGATIVE STATUS.

   Our mission at Leuthold & Anderson is unchanged: To Make It and Keep It.

Sincerely,
/s/ Steve Leuthold

Steve Leuthold
Chairman

           A $10,000 INVESTMENT IN THE LEUTHOLD ASSET ALLOCATION FUND

                    11/95    12/95    3/96     6/96     9/96    12/96     3/97     6/97     9/97
                    -----    -----    ----     ----     ----    -----     ----     ----     ----
Leuthold Asset
  Allocation Fund  10,000   10,231   10,141   10,340   10,544   11,185   10,969   11,430   12,436

Combined Index     10,000   10,255   10,405   10,650   10,902   11,477   11,593   12,690   13,340


Lipper Flexible
  Fund Index       10,000   10,272   10,601   10,880   11,125   11,715   11,697   12,870   13,734


The Combined Index is an unmanaged portfolio composed of 45% stocks (S&P 500), 45% bonds (Lehman Bros. Govt./Corporate Bond Index ["LB G/C BI"]), and 10% cash (90-day T-bills). The Fund believes this index more closely reflects the Fund's investment strategy, and therefore, is a more appropriate performance comparator than either the S&P500 or the LBG/C BIalone. For the year ended 9/30/97, a hypothetical $10,000 investment in the Fund would have been $11,893, the S&P 500, $14,050, the LB G/C BI, $10,820, the Lipper Flexible Fund Index, $12,340, and the Combined Index, $12,240. This chart assumes an initial gross investment of $10,000 made on 11/20/95 (commencement of operations). Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.


                        AVERAGE ANNUAL RATE OF RETURN (%)
                      FOR PERIODS ENDED SEPTEMBER 30, 1997

                                       LIPPER FLEXIBLE
                     FUND   COMBINED     FUND INDEX     S&P 500    LB G/C BI
----------------------------------------------------------------------------
3 MONTH              8.8%      5.1%          6.7%          7.5%       2.7%
6 MONTH             13.4%     15.1%         17.4%         26.2%       5.7%
1 YEAR              18.0%     22.4%         23.4%         40.5%       8.2%

SINCE INCEPTION     12.4%     16.7%         18.6%         30.9%       6.0%



STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1997

ASSETS:
 Investments, at value
   (cost $27,169,861)                  $30,305,854
 Interest receivable                       254,600
 Dividends receivable                       17,192
 Organizational expenses, net
   of accumulated amortization              26,968
 Other assets                               14,866
                                       -----------

 Total Assets                           30,619,480
                                       -----------

LIABILITIES:
 Payable to Adviser                         21,218
 Accrued expenses and
   other liabilities                        38,081
                                       -----------
 Total Liabilities                          59,299
                                       -----------
NET ASSETS                             $30,560,181
                                       ===========
NET ASSETS CONSIST OF:
 Capital stock                         $26,627,417
 Accumulated undistributed net
   realized gains on investments           796,771
 Net unrealized appreciation
   on investments                        3,135,993
                                       -----------
 Total Net Assets                      $30,560,181
                                       ===========
 Shares outstanding
   (250,000,000 shares of
   $.0001 par value authorized)          2,736,025

Net Asset Value, Redemption Price
and Offering Price Per Share                $11.17
                                            ======

STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1997

INVESTMENT INCOME:
 Dividend income (net of foreign
   taxes withheld of $70)               $  300,468
 Interest income                         1,353,565
                                       -----------
 Total investment income                 1,654,033
                                       -----------

EXPENSES:
 Investment advisory fee                   269,461
 Administration fee                         31,718
 Shareholder servicing and
   accounting costs                         46,712
 Custody fees                                9,147
 Federal and state registration             25,083
 Professional fees                          29,864
 Amortization of
   organizational expenses                   8,603
 Reports to shareholders                     5,978
 Directors' fees and expenses                6,760
 Other                                       6,425
                                       -----------
 Total expenses before reimbursement       439,751
 Less:Reimbursement from Adviser          (65,500)
                                       -----------
 Net expenses                              374,251
                                       -----------

NET INVESTMENT INCOME                    1,279,782
                                       -----------

REALIZED AND UNREALIZED
 GAINSON INVESTMENTS:
 Net realized gains on investments         650,665
 Change in unrealized
   appreciation on investments           2,908,909
                                       -----------

 Net realized and unrealized
   gains on investments                  3,559,574
                                       -----------

NET INCREASE IN
 NET ASSETS RESULTING
 FROM OPERATIONS                        $4,839,356
                                        ==========


See notes to the financial statements.



STATEMENT OF CHANGES IN NET ASSETS

                                                              NOVEMBER 20, 1995
                                             YEAR ENDED         <F1> THROUGH
                                         SEPTEMBER 30, 1997   SEPTEMBER 30, 1996
                                         ------------------  -------------------

OPERATIONS:
 Net investment income                     $  1,279,782         $   1,161,465
 Net realized gains on investments              650,665               172,238
 Change in unrealized appreciation
   on investments                             2,908,909               227,083
                                            -----------          ------------
 Net increase in net assets
   from operations                            4,839,356             1,560,786
                                            -----------          ------------

DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income                 (1,318,685)           (1,084,877)
 In excess of net investment income           (125,721)                     -
 From net realized gains                      (794,514)                     -
                                            -----------          ------------

 Total distributions                        (2,238,920)           (1,084,877)
                                            -----------          ------------

CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares sold                    5,469,769            11,738,348
 Proceeds from collective and
   common trust fund conversions                      -            29,115,588
 Proceeds from shares issued to holders in
   reinvestment of dividends                  2,168,493             1,037,552
 Cost of shares redeemed                   (11,419,018)          (10,626,896)
                                            -----------           -----------
 Net increase (decrease) in net assets
   from capital share transactions          (3,780,756)            31,264,592
                                            -----------           -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS     (1,180,320)            31,740,501
                                            -----------           -----------

NET ASSETS:
 Beginning of period                         31,740,501                     0
                                            -----------           -----------
 End of period (including undistributed
   net investment income of $0
   and $81,802, respectively)               $30,560,181           $31,740,501
                                            ===========           ===========

<F1> Commencement of operations.
See notes to the financial statements.


FINANCIAL HIGHLIGHTS

                                                               NOVEMBER 20, 1995
                                            YEAR ENDED           <F1> THROUGH
PER SHARE DATA:                         SEPTEMBER 30, 1997    SEPTEMBER 30, 1996
                                        ------------------    ------------------

Net asset value, beginning of period         $10.18                 $10.00

Income from investment operations:
  Net investment income                    0.44<F2>                   0.38
  Net realized and unrealized gains
     on investments                            1.32                   0.16
                                              -----                  -----

  Total from investment operations             1.76                   0.54
                                              -----                  -----

Less distributions:
  From net investment income                 (0.46)                 (0.36)
  In excess of net investment income         (0.05)                      -
  From net realized gains                    (0.26)                      -
                                              -----                  -----

  Total distributions                        (0.77)                 (0.36)
                                              -----                  -----

Net asset value, end of period               $11.17                 $10.18
                                             ======                 ======

Total return                                 17.96%              5.43%<F3>

Supplemental data and ratios:
  Net assets, end of period             $30,560,181            $31,740,501

Ratio of expenses to average net assets:
 Before expense reimbursement                 1.47%              1.55%<F4>
 After expense reimbursement                  1.25%              1.25%<F4>

Ratio of net investment income to
 average net assets:
 Before expense reimbursement                 4.05%              4.14%<F4>
 After expense reimbursement                  4.27%              4.44%<F4>

Portfolio turnover rate                      35.62%                103.30%

Average commission rate paid                $0.0600                $0.0600

<F1> Commencement of operations.

<F2> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

<F3> Not annualized.

<F4> Annualized.

See notes to the financial statements.


SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1997

    NUMBER                                                     MARKET
   OF SHARES                                                   VALUE
   ---------                                                   -----

            COMMON STOCKS - 26.1%
            AIRLINES - MAJOR - 1.8%
     1,300  AMR Corporation *                                 $143,894
     3,500  Continental Airlines, Inc.*                        137,812
     1,500  Delta Air Lines, Inc.                              141,281
     1,600  UAL Corporation*                                   135,400
                                                              --------
                                                               558,387
                                                              --------

            CABLE - 2.3%
    11,900  Adelphia Communications
            Corporation*                                       144,287
     2,400  Cablevision Systems
            Corporation Class A*                               150,600
     7,600  Comcast Corporation Class A*                       195,700
     3,400  TCA Cable TV, Inc.                                 132,600
     1,700  Time Warner, Inc.                                   92,119
                                                              --------
                                                               715,306
                                                              --------

            CRIMESTOPPERS - 1.7%
     2,500  Corrections Corporation
            of America*                                        108,750
     2,000  Detection Systems, Inc.*                            41,250
     4,950  Pinkerton's, Inc.*                                 113,850
     3,200  Pittston Brink's Group                             128,200
     4,000  Wackenhut Corrections
            Corporation*                                       124,000
                                                              --------
                                                               516,050
                                                              --------

            ENERGY - EQUIPMENT & SERVICES - 2.4%
     1,600  Cliffs Drilling Company*                           111,400
     1,400  Diamond Offshore Drilling, Inc.                     77,262
     2,200  ENSCO International, Inc.                           86,762
     5,500  Global Marine, Inc. *                              182,875
     2,000  Noble Drilling Corporation *                        64,500
     3,300  Rowan Companies, Inc.*                             117,563



  NUMBER                                                       MARKET
OF SHARES                                                      VALUE
----------                                                     ------

            ENERGY - EQUIPMENT &
            SERVICES - 2.4% (CONTINUED)
     2,300  Veritas DGC, Inc.*                                $ 97,894
                                                              --------
                                                               738,256
                                                              --------

            HEALTH CARE - MAJOR DRUGS - 1.1%
     1,600  American Home Products
            Corporation                                        116,800
       800  Eli Lilly and Company                               96,350
     2,500  Schering-Plough Corporation                        128,750
                                                              --------
                                                               341,900
                                                              --------

            INFRASTUCTURE - REBUILDING AMERICA - 2.3%
     1,800  Caterpillar, Inc.                                   97,087
     1,500  Deere & Company                                     80,625
       900  Florida Rock Industries, Inc.                       53,550
     1,800  Harnischfeger Industries, Inc.                      76,950
     2,250  Ingersoll-Rand Company                              96,891
     2,000  Manitowoc Company, Inc.                             71,375
     2,700  Martin Marietta Materials, Inc.                     97,200
     1,000  Medusa Corporation                                  47,625
       800  Vulcan Materials Company                            69,600
                                                              --------
                                                               690,903
                                                              --------

            INSURANCE - LIFE - 2.8%
       781  Aegon NV ADR                                        62,236
     5,000  Equitable Companies, Inc.                          205,313
     4,600  Presidential Life Corporation                       91,425
     2,500  Provident Companies, Inc.                          174,844
     3,200  ReliaStar Financial Corporation                    127,400
     4,800  SunAmerica, Inc.                                   188,100
                                                              --------
                                                               849,318
                                                              --------
See notes to the financial statements.

SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1997

       NUMBER                                                  MARKET
     OF SHARES                                                 VALUE
     ----------                                                -----

               REAL ESTATE INVESTMENT TRUSTS - 10.6%
       5,200   Bradley Real Estate, Inc.                    $  109,200
       4,500   CBL & Associates Properties, Inc.               116,719
       6,600   Cali Realty Corporation                         274,725
         970   Crescent Operating, Inc.*                        19,521
       9,700   Crescent Real Estate
               Equities Company                                389,213
       3,300   Equity Residential
               Properties Trust                                180,056
       4,800   First Industrial Realty Trust, Inc.             163,200
       8,000   Franchise Finance Corporation
               of America                                      220,500
       4,200   Hospitality Properties Trust                    148,575
       5,400   Kilroy Realty Corporation                       145,800
       7,800   Nationwide Health
               Properties, Inc.                                187,688
       8,999   Patriot American
               Hospitality, Inc.                               286,843
       5,300   Prentiss Properties Trust                       153,038
       5,100   RFS Hotel Investors, Inc.                        99,450
       9,600   Reckson Associates Realty
               Corporation                                     255,600
       7,200   Sun Communities, Inc.                           258,300
      14,100   United Dominion Realty
               Trust, Inc.                                     211,500
                                                             ---------
                                                             3,219,928
                                                             ---------

               THE HOLDING TANK - 1.1%
       2,200   Mobil Corporation                               162,800
       4,000   Oryx Energy Company *                           101,750
       1,800   Providian Financial Corporation                  71,437
                                                             ---------
                                                               335,987
                                                             ---------

               Total common stocks
               (cost $5,857,054)                             7,966,035
                                                             ---------



                                                               Market
                                                               Value
                                                               -----

Contracts (100 shares per contract)
----------------------------------

               CALL OPTIONS PURCHASED - 2.6%
               S&P 500:
         125     Expiration March 1998,
                 Exercise Price $950                       $   785,937
                                                           -----------
               Total call options purchased
               (cost $832,000)                                 785,937
                                                           -----------
   Principal
    Amount
    -------

               FIXED INCOME SECURITIES - 49.0%
               U.S. TREASURY OBLIGATIONS - 49.0%
 $16,880,000   U.S. Treasury Strips,
                 due 2/15/2018                               4,487,546
                                                           -----------

               U.S. Treasury Bonds:
   7,290,000   7.50%, due 11/15/2016                         8,110,125
   1,990,000   8.125%, due 8/15/2019                         2,368,100
                                                           -----------
                                                            10,478,225
                                                           -----------

      Total fixed income securities
       (cost $13,892,696)                                  $14,965,771
                                                           -----------

See notes to the financial statements.



SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1997

PRINCIPAL                                                    MARKET
  AMOUNT                                                     VALUE
  ------                                                     -----

            SHORT-TERM INVESTMENTS - 21.5%
            VARIABLE RATE DEMAND
               NOTES - 21.5%
$1,480,999  American Family                                 $1,480,999
 1,481,940  General Mills                                    1,481,940
   181,375  Sara Lee                                           181,375
 1,481,324  Pitney Bowes                                     1,481,324
   151,374  Johnson Controls                                 1,518,374
   444,099  Wisconsin Electric Power Co.                       444,099
                                                            ----------
                                                             6,588,111
                                                            ----------
SCHEDULE OF INVESTMENTS
MARCH 31, 1996

  MARKET
  VALUE
  -----

            Total short-term investments
               (cost $6,588,111)                           $ 6,588,111
                                                           -----------

            Total investments - 99.2%
            (cost $27,169,861)                              30,305,854
                                                           -----------
            Other assets in excess of
            liabilities - 0.8%                                 254,327
                                                           -----------

            TOTAL NET ASSETS - 100.0%                      $30,560,181
                                                           ===========

*Non-income producing security.

See notes to the financial statements.



NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   Leuthold Funds, Inc. (the "Company") was incorporated on August 30,
   1995, as a Maryland Corporation and is registered as an open-end management investment company under the Investment Company Act of 1940. The Company currently consists of one series, Leuthold Asset Allocation Fund (the "Fund"). The investment objective of the Fund is to seek total return consistent with prudent investment risk over the long term. The Fund commenced operations on November 20, 1995.

   The costs incurred in connection with the organization, initial registration and public offering of shares, aggregating $43,019, have been paid by the Fund. These costs are being amortized over the period of benefit, but not to exceed sixty months from the Fund's commencement of operations.

   The following is a summary of significant accounting policies consistently followed by the Fund.

   a) Investment Valuation - Common stocks that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Price information on listed stocks is taken from the exchange where the security is primarily traded. Options and securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid prices furnished by independent pricing services. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

   b) Federal Income Taxes - It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and the Fund intends to distribute investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

   c) Distributions to Shareholders - Dividends from net investment income are declared and paid quarterly. Distributions of net realized capital gains, if any, will be declared at least annually.

   d) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   e) Purchased Option Accounting - Option contracts purchased are included in the Statement of Assets and Liabilities as an asset and are valued at the last bid price reported on the date of valuation. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized gains or losses on the underlying securities. Option contracts are held by the Fund for trading and hedging purposes.

   f) Foreign Currency Translations - Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

   g) Other - Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Discounts and premiums on bonds are amortized over the life of the respective bond. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.

2. CAPITAL SHARE TRANSACTIONS

   Transactions in shares of the Fund were as follows:

                                                     YEAR         NOV. 20,
                                                    ENDED          1995
                                                  SEPT. 30,      SEPT. 30,
                                                     1997           1996
                                                     ----           ----

   Shares sold                                      522,072      1,167,497
   Shares issued as a result
     of collective and common
     trust fund conversions                               -      2,905,504
   Shares issued to holders
     in reinvestment of
     dividends                                      208,024        102,850
   Shares redeemed                               (1,112,267)    (1,057,655)
                                                 ----------     ----------
   Net increase (decrease)                         (382,171)     3,118,196
                                                    =======      =========


3. INVESTMENT TRANSACTIONS

   Purchases and sales of investments, other than short-term investments, for the year ended September 30, 1997 were as follows:

                  PURCHASES                       SALES
         --------------------------       ---------------------
             U.S.                            U.S.
          GOVERNMENT          OTHER       GOVERNMENT      OTHER
          ----------          -----       ----------      -----
         $1,545,205      $6,866,099       $3,741,595 $9,620,478

   At September 30, 1997, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

   Appreciation                                   $3,257,419
   (Depreciation)                                   (168,413)
                                                 -----------
   Net appreciation on investments                $3,089,006
                                                 ===========


   At September 30, 1997, the cost of investments for federal income tax purposes was $27,216,848.

   At the close of business on January 19, 1996, the unit holders of the Piper Trust Common Leuthold Flexible Fund transferred their assets to the Fund. As a result of the tax-free transfer, the Fund acquired $860,971 of unrealized appreciation for tax purposes. Since inception, the Fund has realized $845,182 of the appreciation.


4. INVESTMENT ADVISORY AND
   OTHER AGREEMENTS

   The Fund has entered into an Investment Advisory Agreement with Leuthold & Anderson, Inc. Pursuant to its advisory agreement with the Fund, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.90% as applied to the Fund's daily net assets.

   The Investment Adviser has voluntarily agreed to reimburse the Fund to the extent necessary to ensure that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) do not exceed the annual rate of 1.25% of the net assets of the Fund, computed on a daily basis.

   Firstar Trust Company, a subsidiary of Firstar Corporation, a publicly held bank holding company, serves as custodian, transfer agent, administrator and accounting services agent for the Fund.

   For the period ended September 30, 1997, the Fund paid Weeden & Co., L.P., an affiliate of the Adviser $18,636 of brokerage commissions.


5. DISTRIBUTIONS

   Twenty-three percent of the dividends paid during the fiscal year ended September 30, 1997, qualifies for the dividend received deduction available to corporate shareholders.


REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF LEUTHOLD FUNDS, INC.:

We have audited the accompanying statement of assets and liabilities of Leuthold Funds, Inc. (a Maryland corporation, which includes the Leuthold Asset Allo ca tion Fund), including the schedule of investments, as of September 30, 1997, and the related statement of operations for the year then ended and the statements of changes in net assets for the year ended September 30, 1997 and the period from November 20, 1995 (commencement of operations) through September 30, 1996, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Leuthold Funds, lnc. as of September 30, 1997, and the results of its operations for the year then ended and changes in its net assets for the year ended September 30, 1997 and the period from November 20, 1995 (commencement of operations) through September 30, 1996, and its financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.




                                                             ARTHUR ANDERSEN LLP
Milwaukee, Wisconsin,
October 24, 1997.



Leuthold
Asset Allocation Fund


INVESTMENT ADVISER:
  Leuthold & Anderson, Inc., Minnesota

ADMINISTRATOR, TRANSFER AGENT,
DIVIDEND PAYING AGENT, SHAREHOLDER
SERVICING AGENT & CUSTODIAN:
  Firstar Trust Company, Wisconsin

COUNSEL:
  Foley & Lardner, Wisconsin

AUDITORS:
  Arthur Andersen LLP, Wisconsin

This report is authorized for distribution only when preceded or accompanied by a current prospectus.